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                                  SKYLINE Funds

                       SKYLINE SPECIAL EQUITIES PORTFOLIO
                          SKYLINE SMALL CAP VALUE PLUS
                          SKYLINE SMALL CAP CONTRARIAN

                       Supplement dated November 17, 1999
                                       to
                  Prospectus of Skyline Funds dated May 1, 1999

The Board of Trustees of Skyline Funds ("Skyline") has approved a Plan of Reorganization (the "Plan"), which would merge Skyline Small Cap Value Plus ("Value Plus") and Skyline Small Cap Contrarian ("Contrarian" and with Value Plus, the "Acquired Funds") into Skyline Special Equities Portfolio ("Special Equities Portfolio"). Pursuant to the Plan, Special Equities Portfolio will acquire substantially all of the assets and liabilities of the Acquired Funds, in exchange solely for shares of beneficial interest, no par value ("Shares"), of Special Equities Portfolio. The Acquired Funds would then distribute the Shares pro rata to their shareholders. After the distribution, each Acquired Fund will be liquidated and discontinued as a separate series of Skyline.

The Board believes that the proposed reorganization is in the best interest of the Acquired Funds' shareholders. The Acquired Funds' shareholders will have an opportunity to invest in Special Equities Portfolio, the Skyline Funds' flagship fund, which until October 1999 was closed to new investors. The Board believes the reorganization will allow Skyline Asset Management, L.P. (the Funds' investment adviser) to concentrate and devote its stock-picking abilities and resources to one fund.

The Acquired Funds and Special Equities Portfolio have an identical investment objective and similar investment strategies. All three funds invest in a relatively narrow segment of the market - small cap, value-oriented stocks. As with any mutual fund, however, there is no assurance that Special Equities Portfolio will meet its investment objective.

The value of the Special Equities Portfolio shares received by each shareholder of an Acquired Fund in the transaction is expected to be the same as the value of such shareholder's account in the Acquired Fund immediately prior to the transaction. The reorganization will not be a taxable event, and shareholders will recognize no gain or loss through the exchange of shares in the reorganization.

The reorganization is subject to certain regulatory approvals and the approval of each Acquired Fund's shareholders. The Board recommends that the Acquired Funds' shareholders approve the Plan at the special meeting of shareholders. Details of the transaction and other information about the Plan will be set forth in a proxy statement/prospectus to be mailed to the Acquired Funds' shareholders in early January 2000. If approved, the reorganization is expected to occur on or about February 29, 2000.

Questions may be directed to Skyline Funds at 1.800.828.2759.


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                                  SKYLINE Funds
                       311 SOUTH WACKER DRIVE, SUITE 4500
                                CHICAGO, IL 60606
                                  800.828.2759


Distributor: Funds Distributor Inc.